                                                                    Exhibit 23.1
                                                                    ------------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 333-119829, 33-80871, 33-99148 and 33-98150) of
Proliance International, Inc. of our report dated June 23, 2006 relating to the financial statements of the Proliance International, Inc. 401(k) Savings Plan,
appearing in this Form 11-K for the year ended December 31, 2005.

/s/ BDO Seidman, LLP
Valhalla, NY
June 23, 2006